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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) SEPTEMBER 11, 1998
                                                 ------------------


                                  P-COM, INC.
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

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
         DELAWARE                   0-25356              77-02893711
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)

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          3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA    95008
          --------------------------------------------------    -----
              (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code      (408) 866-3666
                                                      ----------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)
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ITEM 5.   Other Events
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          In a press release disseminated on September 11, 1998, the Registrant publicly announced a reduction in workforce and a restructuring charge. A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits
------    ---------------------------------

          A copy of the Registrant's press release announcing a reduction in workforce and a restructuring charge is attached hereto as an exhibit.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              -----------
                              (Registrant)


Date:  September 11, 1998     By: /s/ Michael J. Sophie
                              ___________________________________
                              Name: Michael J. Sophie
                              Title:  Chief Financial Officer
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                                 EXHIBIT INDEX


     Exhibit
     -------

     99.1      Press Release disseminated September 11, 1998.